EXHIBIT I

                                   JOINT FILING AGREEMENT
                                   ----------------------

                       Each of the undersigned hereby agrees that the
               Schedule 13G filed herewith is filed jointly, pursuant to Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended on behalf of each of them.

               Dated: March 10, 2000

               AXA Financial, Inc.



               BY:  /s/ Alvin H. Fenichel
                  -------------------------
                  Alvin H. Fenichel
                  Senior Vice President
                  and Controller

               AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; AXA Conseil Vie Assurance Mutuelle; AXA Courtage Assurance Mutuelle, as a group, and AXA

               Signed on behalf of each of the above entities



               BY:      /s/ Alvin H. Fenichel
                  -----------------------------------------
                  Alvin H. Fenichel
                  Attorney-in-Fact
                  (Executed pursuant to Powers of Attorney)

                                 Exhibit 1

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT that Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation; DLJ CAPITAL INVESTORS, INC., a
Delaware corporation; DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership.; DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership.; DLJ Offshore Partners II, C.V., a Cayman Islands limited partnership; DLJ Millennium Partners, L.P., a Delaware limited partnership.; DLJ Millennium Partners-A, L.P., a Delaware limited partnership.; DLJ Diversified Partners, Inc., a Delaware corporation; DLJ Diversified Partners, L.P., a Delaware limited partnership.; DLJ Diversified Partners-A, L.P., a Delaware limited partnership.; DLJMB Funding II, Inc., a Delaware corporation; DLJ LBO Plans Management Corporation, a Delaware corporation; UK Investment Plan 1997 Partners, a Delaware partnership;
DLJ First ESC, L.P., a Delaware limited partnership.; DLJ ESC II, L.P., a Delaware limited partnership.; and DLJ EAB Partners, L.P., a Delaware limited partnership. hereby constitutes and appoints Marjorie
White, from the date hereof until such time as this Power of Attorney is revoked in writing, to act as its true and lawful agent and attorney-in-fact with full power and authority, in the name of and on behalf of the Company to execute, consent to, swear to, acknowledge, file, amend and/or modify and deliver one or more filings on Schedule 13-G and any and all subsequent filings made by or on behalf of the Securities and Exchange Commission pursuant to the Securities Act and/or the Securities Exchange Act of 1934, as amended.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                   DONALDSON, LUFKIN & JENRETTE, INC.

                   By:
                       ---------------------------------------
                       Name:   Marjorie White
                       Title:  Vice President & Secretary

                   DLJ CAPITAL INVESTORS, INC.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ MERCHANT BANKING PARTNERS II, L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ OFFSHORE PARTNERS II, C.V.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ MILLENNIUM PARTNERS, L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President

                   DLJ MILLENNIUM PARTNERS-A, L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ DIVERSIFIED PARTNERS, INC.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ DIVERSIFIED PARTNERS, L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ DIVERSIFIED PARTNERS-A, L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJMB FUNDING II, INC.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President



                   DLJ LBO PLANS MANAGEMENT CORPORATION

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President

                   UK INVESTMENT PLAN 1997 PARTNERS

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ FIRST ESC, L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ ESC II L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President


                   DLJ EAB PARTNERS, L.P.

                   By:
                       ---------------------------------------
                       Name:   Ivy Dodes
                       Title:  Vice President